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                                                                EXHIBIT I
                                                                   TO
                                                         PARTICIPATION AGREEMENT

                             [FORM OF BILL OF SALE]

             Stratosphere Gaming Corp., a Nevada corporation ("Seller"), is the owner of certain items of equipment and other personal property described on
Schedule I hereto (together with all repairs, parts, supplies, accessories, equipment and devices affixed thereto or installed thereon, and all warranties, covenants and representations of any manufacturer or vendor thereof, the "Items of Equipment").

             Seller sells, grants, conveys, transfers and assigns all of its right, title and interest, whether now owned or hereafter acquired, to the Items of Equipment to First Security Trust Company of Nevada, not in its individual. capacity, but solely as trustee ("Buyer") under that certain Lease Agreement, dated as of May 28, 1999, between Seller and Buyer (the "Lease"; capitalized terms not otherwise defined herein being used as defined therein).

             Seller warrants to Buyer, its successors and assigns, that there is conveyed to Buyer good title to the Items of Equipment covered hereby, free and clear of all liens, claims, rights or encumbrances of others (except the rights of Seller pursuant to the Lease and Permitted Liens) and Seller will warrant and defend such title forever against all claims and demands whatsoever.

             This Bill of Sale has been delivered in Nevada and the rights and obligations of the parties under this Bill of Sale and shall be governed by, and construed and interpreted in accordance with, the laws of the State of Nevada, excluding all choice of laws and conflict of laws rules of such state.

             IN WITNESS WHEREOF, Seller has caused this Bill of Sale to be executed and delivered by one of its duly authorized officers on May 28, 1999 [Advance Date].


                             STRATOSPHERE GAMING CORP.




                             By:
                             Name:   Thomas A. Lettero
                             Title:  Vice President-Administration/
                                     Chief Financial Officer


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                                                                     SCHEDULE I
                                                                         TO
                                                                    BILL OF SALE

                                 EQUIPMENT LIST

                   (see Schedule I to the Participation Agreement, dated as of May 28, 1999, among Seller, Buyer and the other parties thereto)